EXHIBIT 10.21Q

TWENTY-FIRST AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-FIRST AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a solution that will allow Customer to print payment receipts via a network printer.  The Front Counter Printer Solution will allow Customer to define a printer for front counter payment receipts outside of the standard CCS printer set-up.

2.	Therefore, Schedule F, Fees, CSG Service, Subsection III. Payment Procurement, shall be amended to add a new Section I. entitled “Front Counter Printer Solution,” as follows:

I. Front Counter Printer Solution

Description of Item/Unit of Measure	Frequency	Fee
CSG Front Counter Printer Solution (Note 1)
Production Support and Maintenance Fee (Note 2) (Note 3)	******	$ *********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Production Support will commence after the deployment of Front Counter Printer Solution to production. ********** ******* ** ******* ** *** ******* ****** ***** ***** *** ****. ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Michael J. Henderson
Name: Peter Kiriacoulacos	Name: Michael Henderson
Title: Executive Vice President & Chief Procurement Officer	Title: EVP Sales & Marketing
Date: 2-14-13	Date: 2/20/13